SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	[ ]

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[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Credit Opportunities Fund

(Name of Registrant as Specified in Its Charter)
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Eaton Vance Proxy Information

Discover the importance of voting your proxy as quickly as possible

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Tom Faust, Eaton Vance Chairman and CEO, discusses the importance of voting your fund's proxy.

Why Should I Vote My Proxy?

Voting your proxy early is crucial for a number of reasons. First, the proxy materials cover important matters about how your fund operates. You have the right to influence that process and have a say in how your fund is managed.

Further, if not enough votes are received after the initial mailing, we must actively solicit votes through additional mailings and telephone calls. The costs associated with such follow-up measures are considerable and are typically charged directly to the fund. That means it is you, the shareholder, who ultimately pays. Voting promptly may also help you avoid the telephone calls and follow-up mailings.

How Do I Vote My Proxy?

Insured Municipal Bond Funds | Credit Opportunities Fund

To vote on the Credit Opportunities Fund Proxy, follow the instructions below:

Download the full proxy statement - Credit Opportunities Fund

Vote Online:	To Vote Now, Click Here!
Call:	Call 800-714-3305 (please have your proxy ballot and control # ready)
Mail:	Sign and mail the proxy ballot (all the necessary information is in the proxy mailing you received).
In Person:	Attend the shareholder meeting on Friday, January 22, 2010, at Two International Place in Boston, MA. Please be prepared to present photo identification.
Learn More:	To learn more about the proxy, click here for frequently asked questions.

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Before investing in any Eaton Vance fund, prospective investors should consider carefully the fund's investment objective(s), risks, and charges and expenses. For open-end mutual funds, the fund's current prospectus contains this and other information about the Fund. To obtain a fund prospectus and the most recent annual and semiannual shareholder reports, contact your financial advisor or download a copy here. Read the prospectus carefully before you invest or send money. For closed-end funds, you should contact your financial advisor. To obtain the most recent annual and semi-annual shareholder report for a closed-end fund contact your financial advisor or download a copy here. Before purchasing any variable product, consider the objectives, risks, charges, and expenses associated with the underlying investment option(s) and those of the product itself. For a prospectus containing this and other information, contact your investment or insurance professional. Read the prospectus carefully before investing.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

Download the transcript of Tom Faust’s discussion of the shareholder proxy vote.

[VIDEO Script]

The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance and Trustee of the Eaton Vance family of funds.

I’d like to talk briefly about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the operation  of the fund.  As a shareholder, you have the right to be heard.

Even when you don’t have a strong view on a particular matter, your vote is still important.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls to shareholders who have not responded.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

Voting is easy.  You can cast your vote on our Web site at eatonvance.com, you can vote by mail, or you can call in your vote.  All of the information you need can be found in the proxy mailing you receive.

So please – if you have not already done so– take the time to carefully review your fund’s proxy materials, and cast your vote today.

You’ll be glad you did.

Thank you.

QUESTIONS AND ANSWERS Regarding the Proposed Merger of Eaton Vance Credit Opportunities Fund (the “Fund”) into Eaton Vance Limited Duration Income Fund

Answers to questions about the proposed merger should be reviewed along with the Fund’s proxy materials.

Q:	Why did I receive a Proxy Statement?
A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a merger of the Fund into Eaton Vance Limited Duration Income Fund. Fund shareholders are being asked to consider the proposed merger and approve an Agreement and Plan of Reorganization at a special meeting scheduled to be held on Friday, January 22, 2010 at 3:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:	How will the proposed merger affect me?
A:	The Fund and Eaton Vance Limited Duration Income Fund have the same investment objectives and similar policies and restrictions. If the proposed merger is approved and completed, as a common shareholder of the
Fund, you will become a shareholder of Eaton Vance Limited Duration Income Fund common shares. If you are a holder of the Fund’s Auction Preferred Shares (“APS”), you will receive cash consideration equal to your APS holdings immediately prior to the merger. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed merger and for a more complete description of Eaton Vance Limited Duration
Income Fund.

Q:	What are the potential benefits of the proposed merger?
A:	Common shareholders of the Fund will benefit from the proposed merger because they will become common shareholders of a larger, more diversified fund that has the same investment objectives and similar policies and restrictions as the Fund. Eaton Vance Limited Duration Income Fund also has lower total operating expenses.
As noted above, holders of the Fund’s APS will receive cash in full liquidation of their APS holdings.

Q:	Who do I call with any questions?
A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call D.F.
King, your Fund’s proxy solicitor, toll-free at 800-714-3305. Please have your proxy materials available when you call.

Q:	Why should I vote?
A:	Your vote is very important. We encourage you to return your vote as soon as possible. If the Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q:	How do I vote my shares?
A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.

Q:	Will Eaton Vance contact shareholders?
A:	Eaton Vance or its agents may contact shareholders directly. D.F. King is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus. Please read it carefully.

Telephone Script

D. F. King & Co., Inc. Eaton Vance Credit Opportunities Fund

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of the Eaton Vance Credit Opportunities Fund. May I speak with
Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR
FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of
Eaton Vance regarding your investment in the Credit Opportunities Fund.

Recently, you were mailed a proxy statement, along with a proxy card to cast your vote at the upcoming Special Meeting of Shareholders to be held on
January 22nd. The tabulator for the Special Meeting has yet to receive your vote.
Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIAL – Help the
shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the material. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – Would you like to vote your shares as recommended by the Board of
Trustees of the Fund in which you’ve invested on the proposal?

Just to confirm, you have voted with the recommendation of the Board on the proposal. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the

Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATIONS ON ALL PROPOSALS.]

IF YES – Thank you. I’ve recorded your vote as recommended by the
Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. Would you like to vote contrary to the recommendations of the Board on all matters at the meeting?

AGAINST ALL – Thank you. I have recorded a vote contrary to
the recommendation of the Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record.
For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for that. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-714-3305 at anytime between 10:00
AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

EATON VANCE CREDIT OPPORTUNITIES FUND REBUTTALS

SH states	Response

I understand Mr./Mrs. Is your wife/husband available to speak with me?
“My spouse takes care of
it.”	(If wife/husband is unavailable)
CSR: “ Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal. This would only take a brief moment of your time.”

“I don’t know how to	The Fund’s Board has reviewed the proposal and believes the proposal is in the best interest of the
vote ”	Fund and its shareholders. The Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of your Board?

“I don’t know the	I would be happy to review the proposal with you. (Refer to the proxy statement definition of the
proposal…”	proposal).

"My broker takes care of	I understand that your Broker may help you choose the funds you invest in, however the proposal
it "	for this proxy requires a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal quickly for you now if you wish.

“I don’t have the time	I understand Mr. / Mrs. / Miss	, however, your vote is very important. Voting now will only
right now …”	take a brief moment of your time. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t have enough	Mr. / Mrs. / Miss. every vote is important to the Fund and helps bring the Fund a step closer to
shares to vote ”	holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you have any objections to voting along with the recommendation of the Fund’s
Board?

“I sold my shares / I no	I understand, however you were a shareholder as of the record date and therefore you are the only
longer own shares in	person who can vote those shares. As a courtesy to the remaining shareholders, would you have
that Fund”	any objections to voting along with the recommendation of the Fund’s Board?

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 1 of 3

SH states	Response

"I've already mailed in	1. If the shareholder's vote shows as ‘Tabulator Received’ or as Voted in Proxy 01, then simply
my proxy"	thank them for voting and disposition as HAS.

2. If the shareholder’s vote does not yet show in Proxy 01 then continue
“Thank you for voting. Our records indicate that your vote has not yet been updated in our system.
If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded.”

If s/h says “Yes”, then continue by asking for the vote as per the script:

“The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Board?”

“The meeting date is so	I understand. We were calling today because the Fund’s Board would like to hear from all
far away, there is plenty	shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting
of time – I’ll vote later”	over the phone, which makes the voting process much easier and faster.

The Fund’s Board has reviewed the proposal and is recommending that shareholders vote
FOR the proposal because they believe the proposal is in the best interest of the Fund and its shareholders.

Would you like to vote along with the recommendation of the Board?

After asking 'Would you	Do NOT at this point ask 'Do you want to vote against or simply not vote?'.
have any objections to
voting along with the	Respond as below:
recommendation of your
Board?'	The Fund’s Board has reviewed the proposal and is recommending that shareholders vote FOR the proposal because they believe the proposal is in the best interest of the Fund and its shareholders.
– if the shareholder	Would you like to vote along with the recommendation of the Board?
simply says ‘Yes’.

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 2 of 3

SH States	Response

“Why are you calling	Eaton Vance Credit Opportunities Fund has asked us to contact you because we sent you a proxy
me?” # 1	card to register your vote for the upcoming shareholder meeting and haven’t received it back, so we’re calling to encourage you to vote your shares. Mr. / Mrs. / Miss would you have any objections to voting along with the recommendation of the Fund’s Board?

“Why are you calling	The Fund’s Board would like to hear from all shareholders on this matter and your Fund has asked
me?” # 2 (to use if the	us to call to offer you the convenience of voting over the phone. This makes your voting process
first answer does not	much easier and faster. Mr. / Mrs. / Miss would you have any objections to voting along with
satisfy the shareholder).	the recommendation of the Board?

“I don’t want to vote”	Mr. / Mrs. / Miss.	your vote is very important to the Fund. A certain percentage of votes must be
or	received before the meeting can be held. Would you have any objections to voting along with the
“I never vote …”	recommendation of the Fund’s Board?

“I don't accept these	I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not
types of calls.”	Call List, However, I did want to let you know that this call is in regards to your current investment in Eaton Vance Credit Opportunities Fund and we are simply calling to advise you of a shareholders meeting and are asking if you would like to register your vote?

“How many votes do you	I have limited information on that. What I do know is that every vote is important at this point and
still need?”	that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendation of the Fund’s Board?

“Is there strong	Not to my knowledge. We are just calling because not enough votes have been received to hold the
opposition to the Board’s	meeting and so we are calling to ask if you’d like to vote along with the recommendation of the
recommendation?	Fund’s Board?

“I’ve never received a	I see. This has become a standard in the industry, and the proxy statement that was sent to you,
call like this before”	mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone. The Fund’s Board is recommending shareholders vote in favor of the proposal. Would you have any objections to voting along with the recommendation of the Board?

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 3 of 3

Eaton Vance Credit Opportunities Fund Answering Machine Message

Hello. I’m calling regarding your investment in the Eaton Vance Credit Opportunities Fund. You should have recently received proxy materials in the mail concerning the Company’s January 22, 2010 Special Meeting of Shareholders.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance or need new proxy materials, please call

D.F. King, which is assisting your Fund, at 1-800-714-3305.

Thank you.